UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

March 29, 2011

Date of Report (Date of earliest event reported)

FLUIDIGM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34180	77-0513190
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7000 Shoreline Court, Suite 100

South San Francisco, California 94080

(Address of principal executive offices, including zip code)

(650) 266-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Collaboration Agreement with Novartis V&D

On March 29, 2011, we entered into an amendment, which we refer to as the amendment, to the Collaboration and Option Agreement, or collaboration agreement, dated May 17, 2010 between us and Novartis Vaccines and Diagnostics, Inc., or Novartis V&D. By its terms, the amendment is made effective retroactively to March 15, 2011.

Under the terms of the collaboration agreement, our capabilities in digital PCR are being developed for potential in-vitro diagnostics applications, with an initial focus on the development of a non-invasive prenatal diagnostic test for fetal aneuploidies. Under the amendment, we and Novartis V&D modified certain development milestones established under our collaboration plan. We and Novartis V&D also agreed to new and revised payment terms, resulting in an increase from $3.0 million to $3.32 million in aggregate potential payments associated with the execution of the collaboration agreement, the amendment, and satisfaction of milestones. The parties also agreed to modify the period of time during which Novartis V&D may exercise its rights to license our technology under Article V of the collaboration agreement, contingent on our satisfying certain milestones by a specified date. Except to the extent specifically amended pursuant to the amendment, the collaboration agreement remains in full force and effect.

The foregoing description of the amendment is qualified in its entirety by reference to the full text of the amendment, which is filed herewith as Exhibit 10.21A and incorporated herein by reference in its entirety.

Business Financing Modification Agreement

On March 31, 2011, we entered into a Business Financing Modification Agreement, or modification agreement, with Bridge Bank, National Association. The modification agreement amends the Business Financing Agreement dated December 16, 2010 between us and Bridge Bank. The modification agreement establishes a higher credit limit of $7.0 million under the Business Financing Agreement. In addition, the modification agreement amends certain financial reporting obligations of Fluidigm Corporation under the Business Financing Agreement. Except to the extent specifically amended pursuant to the modification agreement, the Business Financing Agreement remains in full force and effect.

The foregoing description of the modification agreement is qualified in its entirety by reference to the full text of the modification agreement, which is filed herewith as Exhibit 4.8A and incorporated by reference in its entirety.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

On March 31, 2011, our board of directors appointed Evan Jones to serve as a Class I director until our 2011 annual meeting of stockholders or until his successor is duly elected and qualified. Mr. Jones will also serve as a member of the compensation committee of our board of directors.

Mr. Jones, age 54, has served since 2007 as managing member of jVen Capital, LLC, a life sciences investment company. He also serves as executive chairman of Opgen, Inc., a privately held DNA molecular diagnostics company. Previously, he co-founded Digene Corporation, or Digene, a publicly traded biotechnology company focused on women’s health and molecular diagnostic testing that was sold to Qiagen, N.V. in 2007. He served as chairman of Digene’s board of directors from 1995 to 2007, as Digene’s chief executive officer from 1990 to 2006, and as Digene’s president from 1990 to 1999. Mr. Jones is a member of the board of directors of CAS Medical Systems, Inc., a developer of patient vital signs monitoring products and technologies, and Veracyte, Inc., a private venture-backed company developing molecular tests to improve the diagnostic accuracy of cytology samples. Mr. Jones is also a member of the board of directors of the Children’s Research Institute in Washington, D.C. He is Chairman of the Campaign for Public Health, an independent, not-for-profit organization dedicated to increasing funding for the Centers for Disease Control and Prevention and is a member of the board of directors and the Executive Committee of Research!America. Mr. Jones received a B.A. degree from the University of Colorado and an M.B.A. degree from The Wharton School at the University of Pennsylvania. We believe that Mr. Jones’ qualifications to serve on our board of directors include his knowledge of the life sciences market and his experience as a chief executive officer and as a board member with other public and private companies.

On April 4, 2011, we issued a press release announcing Mr. Jones’ appointment to our board of directors. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Chief Business Officer Employment Terms

As previously disclosed in our registration statement on Form S-1 and annual report on Form 10-K, we entered into an offer letter dated May 3, 2010 with Fredric Walder, our chief business officer, in which we agreed, as an inducement for Mr. Walder to join Fluidigm Corporation, to provide certain relocation benefits totaling up to $105,000 and to reimburse, with a tax gross up, his commuting costs associated with relocation. The total relocation benefit is now $175,000 as reflected in an addendum to Mr. Walder’s offer letter that we entered in November 2010. The offer letter and the addendum are filed herewith as Exhibit 10.18 and incorporated herein by reference in their entirety. The foregoing description of the offer letter and addendum is qualified in its entirety by the full text of the offer letter and addendum.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.8A	Business Financing Modification Agreement dated March 31, 2011, by and between Bridge Bank, National Association, and the Company.

10.18	Offer Letter dated May 3, 2010 to Fredric Walder and Addendum thereto dated November 8, 2010.

10.21A*	Amendment # 1, executed on March 29, 2011 and effective as of March 15, 2011, to the Collaboration and Option Agreement dated May 17, 2010, by and between Novartis Vaccines & Diagnostics, Inc. and the Company.

99.1	Press release of Fluidigm Corporation issued April 4, 2011.

*	Confidential treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLUIDIGM CORPORATION

Date: April 4, 2011	By:	/S/ VIKRAM JOG
Vikram Jog
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

4.8A	Business Financing Modification Agreement dated March 31, 2011, by and between Bridge Bank, National Association, and the Company.

10.18	Offer Letter dated May 3, 2010 to Fredric Walder and Addendum thereto dated November 8, 2010.

10.21A*	Amendment #1, executed on March 29, 2011 and effective as of March 15, 2011, to the Collaboration and Option Agreement dated May 17, 2010, by and between Novartis Vaccines & Diagnostics, Inc. and the Company.

99.1	Press release of Fluidigm Corporation issued April 4, 2011.

*	Confidential treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.